UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: June 30, 2009

(Date of earliest event reported)

Yadkin Valley Financial Corporation
(Exact name of registrant as specified in its charter)

NC (State or other jurisdiction of incorporation)	000-52099 (Commission File Number)	20-4495993 (IRS Employer Identification Number)

PO Box 888 (Address of principal executive offices)		28621 (Zip Code)

336-526-6312
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events

Elkin, NC—June 30, 2009—Yadkin Valley Financial Corporation (NASDAQ: YAVY) today announced a regular quarterly cash dividend of $0.06 per share for the second quarter of 2009, unchanged from the first quarter dividend. The dividend is payable on July 31, 2009 to shareholders of record on July 13, 2009, and represents a yield of 3.41% based on Yadkin Valley’s closing price of $7.03 as of June 29, 2009.  This dividend is the 86th consecutive quarterly cash dividend paid by the Company.

Item 9.01:  Exhibits

Exhibit 99: Press Release

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Financial Corporation

By:	\s\Edwin E. Laws
Edwin E. Laws
Chief Financial Officer

Date:	June 30, 2009